UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported) January 18, 2019

AMCON DISTRIBUTING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7405 Irvington Road, Omaha NE 68122
(Address of principal executive offices) (Zip Code)

402-331-3727
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

ITEM 2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 18, 2019 the Company issued a press release announcing financial results for its fiscal quarter ended December 31, 2018.  A copy of the press release is attached to this report as an exhibit.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

99.1	Press release, dated January 18, 2019, issued by AMCON Distributing Company announcing financial results for its fiscal quarter ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY
(Registrant)

Date:	January 18, 2019	/s/ Andrew C. Plummer

		Name:	Andrew C. Plummer
		Title:	President and Chief Financial Officer

3